                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     TCW CONVERTIBLE SECURITIES FUND, INC.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                [LOGO OF TCW CONVERTIBLE SECURITIES FUND, INC.]

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90017

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON WEDNESDAY, MAY 22, 1996

  Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the "Fund") will be held in the Glenwood Room of the Los Angeles Omni Hotel, 930 Wilshire Boulevard, Los Angeles, California 90017, at 10:00 A.M., Pacific Daylight Time, to consider and vote on the following matters:

  1. Election of eight directors to hold office until the next annual election of directors;

  2. Renewal of the Investment Advisory and Management Agreement;

  3. Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund; and

  4. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

  March 29, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote.

                                          By Order of the Board of Directors

                                          /s/ Philip K. Holl
                                          ----------------------------
                                          PHILIP K. HOLL
                                          Secretary

April 12, 1996

 IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING THE FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90017

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the "Fund") in connection with the annual meeting of shareholders to be held on Wednesday, May 22, 1996 at 10:00 A.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Funds Management, Inc., the Fund's Investment Adviser (the "Adviser") or The Bank of New York, the Fund's Transfer Agent. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement was first mailed to shareholders on or about April 15, 1996.

  The Fund's Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on March 29, 1996, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. At March 29, 1996, 31,718,395 shares of Common Stock were outstanding and entitled to be voted. The Fund's Common Stock does not have cumulative voting rights. At March 29, 1996, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

                     1. ELECTION OF THE BOARD OF DIRECTORS

  At the meeting, eight directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the eight nominees named below. The following schedule sets forth certain information regarding each nominee for election as director.

                            PRINCIPAL OCCUPATION
                           DURING PAST FIVE YEARS                     SHARES
   NAME AND POSITION        AND DIRECTORSHIP OF           DIRECTOR BENEFICIALLY
     WITH THE FUND            PUBLIC COMPANIES        AGE  SINCE     OWNED(1)
   -----------------       ----------------------     --- -------- ------------
 Ernest O. Ellison*     Vice Chairman of the Board     64   1987      10,200
 President and Director and Chief Investment Offi-
                        cer, The TCW Group, Inc.
                        (formerly TCW Management
                        Company) and Trust Company
                        of the West. For more than
                        10 years prior to May 1992,
                        Mr. Ellison served in vari-
                        ous executive positions
                        with the Fund's Adviser and
                        its affiliates.
 Norman Barker, Jr.     Former Chairman of the         73   1987       1,440
 Director(2)            Board, First Interstate
                        Bank of California and for-
                        mer Vice Chairman of the
                        Board, First Interstate
                        Bancorp; Director, ICN
                        Pharmaceuticals, Inc., Pa-
                        cific American Income
                        Shares, Inc., American
                        Health Properties, Inc. and
                        TCW Galileo Funds, Inc.;
                        Chairman of the Board, Fi-
                        delity Federal Bank.
 Richard W. Call        President, The Seaver In-      71   1987       5,057
 Director(2)            stitute (a private founda-
                        tion); Director, TCW Gali-
                        leo Funds, Inc.
 Edmund W. Clarke       Retired; Formerly Chief In-    77   1988       5,707
 Director               vestment Officer, Trans-
                        america Investment Servic-
                        es.
 Coleman W. Morton      Private investor; Formerly     76   1987       8,000
 Director               Member of the Advisory
                        Board and President and Di-
                        rector, The Investment Com-
                        pany of America.
 Charles A. Parker      Former Director and Execu-     61   1988       1,200
 Director               tive Vice President, The
                        Continental Corporation;
                        Former Chairman and Chief
                        Executive Officer, Conti-
                        nental Asset Management
                        Corporation; Director, Un-
                        derwriters Reinsurance Co.
 Lawrence J. Sheehan*   Of Counsel to, and Partner     63   1987       6,000
 Director               (1968 to 1994) of, the law
                        firm of O'Melveny & Myers,
                        legal counsel to the Fund
                        and the Adviser; Director,
                        Source Capital, Inc., FPA
                        Capital Fund, Inc., FPA New
                        Income Fund, Inc. and FPA
                        Perennial Fund, Inc.
 Robert G. Sims*        Private Investor; Director,    65   1991       3,600
 Director               The TCW Group, Inc.; for-
                        merly Director, Daisy Sys-
                        tems, Inc. (Computer Aided
                        Engineering Systems).

- --------
* Directors who are or may be deemed to be "interested persons" to the Fund as defined in the Investment Company Act of 1940, as amended (the "Act"). Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., the parent corporation of the Adviser. Mr. Sims is a director of the Fund and is a shareholder of and has served as a director of the parent corporation to the Adviser during the past two years. Mr. Sheehan is Of Counsel to, and a former partner of, legal counsel to the Fund and the Adviser.

(1) Direct voting and investment power as of March 29, 1996, except as otherwise noted in this footnote. Shares held by Mr. Morton include 8,000 shares for which he holds voting and investment power as trustee of a trust of which he is also a beneficiary. All officers and directors of the Fund as a group owned, as of March 29, 1996, beneficially less than 1% of the outstanding shares of its Common Stock. As of March 29, 1996, the officers who are also employees of the Fund owned through the Trust Company of the West Profit Sharing and Savings Plan as a group less than 1% of the outstanding shares of Common Stock. The column in the above table also does not include approximately 32,030 shares of Common Stock which are owned by the Adviser.

(2) Member of the Audit Committee of the Board of Directors.

  All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

  The Board of Directors has not designated a nominating committee of the Board. The Board of Directors has designated the two members identified by footnote (2) to the preceding table as the Audit Committee of the Board. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the Act. The Audit Committee held one meeting during the last fiscal year.

  During 1995, the Board of Directors held four meetings. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Audit Committee, the total number of meetings held by such Committee.

  The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Fund.

  The following table illustrates the compensation paid to the Fund's independent directors (the "Independent Directors") by the Fund for the fiscal year ended December 31, 1995.

                                                          AGGREGATE COMPENSATION
      NAME OF INDEPENDENT DIRECTOR                            FROM THE FUND
      ----------------------------                        ----------------------
      Norman Barker, Jr..................................        $10,500
      Richard W. Call....................................         11,250
      Edmund W. Clarke...................................         10,500
      Coleman W. Morton..................................         10,500
      Charles A. Parker..................................         10,500

  The following table illustrates the compensation paid to Fund's Independent Directors for the calendar year ended December 31, 1995 by the TCW Galileo Funds, Inc. in the case of Messrs. Barker and Call, as well as from the Fund. The TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as its investment adviser.

                                                                     TOTAL CASH
                                                                    COMPENSATION
                                                                    FROM THE TCW
                                                 FOR SERVICE AS       GALILEO
                                             DIRECTOR AND COMMITTEE FUNDS, INC.
      NAME OF INDEPENDENT DIRECTOR             MEMBER OF THE FUND   AND THE FUND
      ----------------------------           ---------------------- ------------
      Norman Barker, Jr. ...................        $10,500           $48,000
      Richard W. Call.......................         11,250            48,750

  The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

     NAME AND POSITION              PRINCIPAL OCCUPATION                OFFICER
       WITH THE FUND               DURING PAST FIVE YEARS           AGE  SINCE
     -----------------             ----------------------           --- -------
 Ronald E. Robison         Managing Director, TCW Asset              57  1988
 Senior Vice President and Management Company, Trust Company of
 Chief Operating Officer   the West and TCW Funds Management,
                           Inc.; Chief Operating Officer, TCW
                           Funds Management, Inc.
 Thomas E. Larkin, Jr.     Vice Chairman, TCW Asset Management       56  1989
 Senior Vice President     Company; President and Director, Trust
                           Company of the West; Chairman, TCW
                           Funds Management, Inc.
 Robert M. Hanisee         Managing Director and Director of         57  1992
 Senior Vice President     Research, Trust Company of the West
                           and TCW Asset Management Company;
                           Managing Director, TCW Funds
                           Management, Inc. (1990-present).
                           President, Seidler Amdec Securities.
 Michael E. Cahill         Managing Director, General Counsel and    45  1992
 General Counsel and       Secretary, TCW Asset Management
 Assistant Secretary       Company, Trust Company of the West,
                           TCW Funds Management, Inc. and The TCW
                           Group, Inc.; Director, TCW Asset
                           Management Company; Former Senior Vice
                           President and General Counsel, Act III
                           Communications.

         NAME AND POSITION              PRINCIPAL OCCUPATION            OFFICER
           WITH THE FUND               DURING PAST FIVE YEARS       AGE  SINCE
         -----------------             ----------------------       --- -------
 Kevin Hunter                      Managing Director, Trust          37  1992
 Senior Vice President             Company of the West, TCW Asset
                                   Management Company, and TCW
                                   Funds Management, Inc.
 Hilary G. D. Lord                 Managing Director, Chief          39  1988
 Assistant Secretary               Compliance Officer and
                                   Assistant Secretary, Trust
                                   Company of the West, TCW Asset
                                   Management Company, and TCW
                                   Funds Management, Inc.; Senior
                                   Vice President and Assistant
                                   Secretary, TCW Galileo Funds,
                                   Inc.
 David K. Sandie                   Managing Director, Chief          40  1989
 Treasurer and Assistant Secretary Financial Officer and
                                   Assistant Secretary, Trust
                                   Company of the West, TCW Asset
                                   Management Company; TCW Funds
                                   Management, Inc.; Senior Vice
                                   President and Treasurer, TCW
                                   Galileo Funds, Inc.
 Philip K. Holl                    Vice President, Associate         46  1994
 Secretary                         General Counsel and Assistant
                                   Secretary, Trust Company of
                                   the West, TCW Asset Management
                                   Company and TCW Funds
                                   Management, Inc.; Secretary,
                                   TCW Galileo Funds, Inc.;
                                   Former Vice President/Legal
                                   Affairs, the Reserve Group of
                                   Mutual Funds prior to June,
                                   1994.

                2. RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

  TCW Funds Management, Inc. ("Adviser"), 865 South Figueroa Street, Los Angeles, California 90017, caused the organization of the Fund and provides investment management and advisory services to the Fund pursuant to an Investment Advisory and Management Agreement ("Advisory Agreement") dated February 17, 1987, a copy of which is attached as Exhibit A hereto. The Advisory Agreement was last approved by the shareholders of the Fund on May 24, 1995. The Advisory Agreement may be continued from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund and (ii) by the vote of a majority of directors who are not interested persons (as defined in the Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. On February 21, 1996, the Board of Directors and a majority of the directors who are not interested persons of the Fund or the Adviser voted to continue the Advisory Agreement to April 30, 1997. The information considered by the directors in voting to continue the Advisory Agreement for another annual period included (1) financial information concerning the Adviser; (2) a description of the personnel and services provided; (3) comparative advisory fee, expense and performance data;
(4) a report of communications from shareholders; and (5) a description of the Adviser's various operational policies including its securities allocation procedures. In voting to continue the Advisory Agreement and recommend its approval by shareholders note was taken of the experience of the Adviser's personnel, the Fund's comparative long-term performance record, and its lower overall expense ratio compared to other convertible funds. The Board of Directors recommends approval by shareholders of the continuance. Such approval requires the affirmative vote of (i) 67% or more of the voting securities represented at the meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of all outstanding voting securities, whichever is less.

  Under the Advisory Agreement, the Fund employs the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to administer its day to day operations, subject to control by the Board of Directors of the Fund. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objective and policies.

  The Adviser furnishes to the Fund office space at such place as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent or custodian) and arranges for officers or employees of the Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund if desired and reasonably required by the Fund.

  As compensation for the services rendered, facilities provided and expenses borne, the Adviser receives a monthly fee computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets, and 0.50% of the Fund's average net assets in excess of $100 million. The advisory fee is higher than that paid by most investment companies. Average net assets are determined by taking the average of the weekly determinations of net asset value for each week which ends during the month. In addition, the Fund reimburses the Adviser for the costs (up to a maximum of $25,000 per year) of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its weekly net asset value and preparing its financial statements. For the year ended December 31, 1995, the Adviser received from the Fund $1,523,587 in advisory fees and $25,000 for accounting services. The total net assets of the Fund were $264,607,909 on December 31, 1995.

  Except for expenses specifically assumed by the Adviser under the Advisory Agreement, the Fund bears all expenses incurred in its operations. Such Fund expenses include the fee of the Adviser; compensation and expenses of directors of the Fund who are not affiliated persons of the Adviser as defined in the Act; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of listing and maintaining the listing of the Fund's shares on any national securities exchange; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage commissions and securities transaction costs incurred by the Fund; taxes and corporate fees; legal fees incurred in connection with the affairs of the Fund; the fees of any trade association of which the Fund is a member; the cost of stock certificates representing shares of the Fund; the organizational and offering expenses of the Fund, whether or not advanced by the Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omission insurance maintained by the Fund; interest and taxes; and any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

INFORMATION CONCERNING THE ADVISER

  The Advisory Agreement permits the Adviser to render advisory services to others. The Adviser presently serves as investment adviser to 34 other investment companies or their separate series which are registered under the Act, and to a number of foreign investment companies.

  The Adviser is a wholly owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Ernest O. Ellison, Chairman and President of the Fund, is a shareholder of The TCW Group. As of December 31, 1995, the Adviser and its affiliated companies had approximately $53 billion under management or committed for management in various fiduciary and advisory capacities.

  The directors of the Adviser are Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President of the Adviser, and Alvin R. Albe, Jr., Executive Vice President, Finance and Administration, of the Adviser. Mr. Robert Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. The principal occupations of Mr. Larkin are described in the preceding tables. Mr. Stern, 51, is President of the Adviser and of The TCW Group. Mr. Albe, 42, is Executive Vice President, Finance and Administration, of the Adviser and of The TCW Group. The business address of Messrs. Albe, Day, Larkin and Stern, and of The TCW Group is 865 South Figueroa Street, Los Angeles, California 90017.

           3. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

  Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not interested persons of the Fund as that term is defined in the Act) of the firm of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Fund for the fiscal year ending December 31, 1996. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Representatives of Deloitte are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

VOTING REQUIREMENTS

  For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions to withhold authority ("non-votes") or is marked with an abstention. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

  (a) Item 1-Election of Directors. The affirmative votes of a plurality of
      ----------------------------
      the votes cast at the meeting are required to elect each of the directors.

  (b) Item 2-Advisory Agreement. The affirmative vote of a majority (as
      -------------------------
      defined in the Act) of the shares entitled to vote, which means (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote, whichever is less, is required to approve the renewal of the Advisory Agreement.

  (c) Item 3-Selection of Auditors. The approval of a majority of the votes
      ----------------------------
      cast at the meeting is required for the ratification of the selection of independent auditors.

  Based on the Fund's interpretation of Maryland law, it is the policy of the Fund that abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

                               4. OTHER MATTERS

  The proxyholders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxyholders nor the management of the Fund is aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxyholders intend to vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

  The date by which any shareholder proposal intended to be presented at the next annual meeting must be received by the Company for inclusion in the Fund's proxy statement and form of proxy relating to that meeting is December 31, 1996.

ADJOURNMENT

  In the event that sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                          By Order of the Board of Directors

                                          /s/ Philip K. Holl
                                          ------------------------------------
                                          PHILIP K. HOLL
                                          Secretary
April 12, 1996

 PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

 A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1995 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING THE FUND AT 865 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90017 OR TELEPHONING IT AT 1-800-386-3829.

                                                                      EXHIBIT A

                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

  Agreement made this 17th day of February, 1987 by and between TCW CONVERTIBLE SECURITIES FUND, INC., a Maryland corporation ("Fund"), and TCW FUNDS MANAGEMENT, INC., a California corporation ("Adviser").

  Whereas, the Fund proposes to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act");

  Whereas, the Adviser proposes to engage in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

  Whereas, the Fund wishes to retain the Adviser to render investment advisory and management services; and

  Whereas, the Adviser is willing to perform such services.

  Now, therefore, the Fund and the Adviser agree as follows:

  1. Appointment. The Fund hereby employs the Adviser to provide investment
     -----------
advisory and management services for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

  2. Advisory and Management Services. The Adviser, subject to the direction
     --------------------------------
and supervision of the Fund's Board of Directors and in conformity with applicable laws, the Fund's Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall:

    (a) Manage the investment of the Fund's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in the Fund's portfolio, the formulation and implementation of the Fund's investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

    (b) Place orders for the purchase or sale of portfolio securities for the Fund's account with broker-dealers selected by the Adviser;

    (c) Administer the day to day operations of the Fund;

    (d) Maintain the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements (exclusive of the necessary records maintained by the Fund's transfer agent, registrar, dividend disbursing and reinvestment agent, and custodian), prepare such financial statements, determine at least weekly the net asset value per share of the Fund and furnish the Fund's Board of Directors such periodic and special reports as the Board may request;

    (e) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping the general accounts and records of the Fund, and arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund, if desired and reasonably required by the Fund.

    (f) Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 hereof.

  3. Fund Expenses. The Fund assumes and shall pay or cause to be paid all
     -------------
expenses of the Fund, including, without limitation: (a) all costs and expenses incident to any public offering of securities of the Fund, for cash or otherwise, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any qualification of its securities under state securities laws; (b) the charges and expenses of any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Fund;
(e) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (f) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state, local or other governmental agencies; (g) the cost and expense of engraving, printing and issuing certificates representing securities of the Fund; (h) fees involved in registering and maintaining registrations of the Fund and of its securities with the Securities and Exchange Commission and various state and other jurisdictions; (i) all expenses of shareholders and directors meetings, and of preparing, printing and mailing proxy statements and quarterly, semiannual and annual reports to shareholders; (j) fees and expenses of directors of the Fund who are not "affiliated persons" of the Adviser, (k) all fees and expenses incident to any dividend reinvestment or distribution program; (l) charges and expenses of legal counsel to the Fund; (m) trade association dues; (n) interest payable on Fund borrowings; (o) any advertising, public relations, and shareholder relations expense; (p) fees and expenses incident to the listing of securities of the Fund on any securities exchange; (q) premiums for a fidelity bond and any errors and omission insurance maintained by the Fund; and (r) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

  4. Compensation. As compensation for the services performed, the Fund shall
     ------------
pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate of three quarters of one percent (.75%) of the first $100,000,000 of the Fund's average net assets and one half of one percent (.50%) of the Fund's average net assets in excess of $100,000,000. For the purpose of calculating such fee, the net asset value for a month shall be the average of the Fund's net asset values as determined on the last business day of each week which ends during the month. If this agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the foregoing compensation shall be prorated. In addition, the Fund will reimburse the Adviser monthly for the costs (up to a maximum of $25,000 per year) of providing the Fund's accounting services, including maintaining the Fund's financial books and records, calculating its net asset value, and preparing its financial statements and schedules of investments for inclusion in reports to shareholders and to the Securities and Exchange Commission, the maintenance of files relating to the foregoing, including rent, personnel costs and other overhead expenses allocable to the aforementioned services.

  5. Services Not Exclusive. The Fund understands that the Adviser and its
     -----------------------
affiliates may act in one or more capacities on behalf of other investment companies and advisory accounts and the Fund consents thereto. While information and recommendations supplied to the Fund shall, in the Adviser's judgement, be appropriate under the circumstances and in light of the investment objectives and policies of the Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies and advisory accounts. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Fund recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by any other investment company or advisory account.

  6. Portfolio Transactions and Brokerage. In placing transactions and
     ------------------------------------
selecting brokers or dealers, the Adviser shall endeavor to obtain on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the "brokerage and research services" provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to review by the Fund's Board of Directors, to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer-viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Fund.

  7. Books and Records. In compliance with the requirements of Rule 31a-3
     -----------------
under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

  8. Limitation of Liability. Neither the Adviser, nor any director, officer,
     -----------------------
agent or employee of the Adviser, shall be liable or responsible to the Fund or any of its shareholders for any error of judgement, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, negligence, reckless disregard of their respective duties.

  9. Nature of Relationship. The Fund and the Adviser are not partners or
     ----------------------
joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund.

  10. Duration and Termination. This Agreement shall become effective upon its
      ------------------------
execution and shall continue in effect until the earlier of two years from the date hereof or the first meeting of the shareholders of the Fund following the date hereof, and if approved at that meeting by the vote of a "majority of the outstanding voting securities" of the Fund, this Agreement shall thereafter continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a "majority of the outstanding voting securities" of the Fund or by vote of the Board of Directors of the Fund, and
(b) by vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Fund (either by vote of its Board of Directors or by vote of a "majority of the outstanding voting securities" of the Fund) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days written notice to the Adviser; this Agreement shall automatically and immediately terminate in the event of its "assignment;" and the Adviser may terminate this Agreement without payment of any penalty on ninety days written notice to the Fund.

  11. Definitions. For the purposes of this Agreement, the terms "assignment,"
      -----------
"interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.

  12. Notices. Any notice under this Agreement shall be given in writing,
      -------
addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

  13. Applicable Law. This Agreement shall be construed in accordance with the
      --------------
laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

  In Witness Whereof, the parties hereto have executed and delivered this agreement on the day and year first above written in Los Angeles, California.


                                       TCW CONVERTIBLE SECURITIES FUND, INC.

                                       By: /s/      ERNEST O. ELLISON
                                           ------------------------------------
                                                        President

Attest:


/s/     RICHARD GRANTHAM
- ---------------------------------
            Secretary

                                       TCW FUNDS MANAGEMENT, INC.

                                       By: /s/      ERNEST O. ELLISON
                                           ------------------------------------
                                                        President

Attest:


/s/     RICHARD GRANTHAM
- ---------------------------------
            Secretary

(1) Election of Directors     FOR all nominees  [X]
                              listed below

                WITHHOLD AUTHORITY to vote for  [X]       EXCEPTIONS  [X]
                all nominees listed below


    Nominees: Ernest O. Ellison, Norman Barker, Jr., Richard W. Call, Edmund W.
              Clarke, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan, Robert G. Sims

    (INSTRUCTIONS: To withheld authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

    *Exceptions
               -----------------------------------------------------------

(2) Proposal to renew the Investment Advisory and Management Agreement.
            FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

(3) Proposal to ratify the selection of Deloitte & Touche LLP as the Fund's Independent auditors.
            FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

(4) In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                Change of Address and or Comments Mark Here [ ]


                                RECEIPT of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.
                                IMPORTANT: Joint owners must each sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer please give your full title.

                                Dated:                     , 1996
                                      ---------------------

                                ---------------------------------
                                Sign here exactly as name(s) appear(s)

                                ---------------------------------

                                Votes must be indicated (x) in [ ]
                                Black or Blue ink.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
- --------------------------------------------------------------------------------

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                                   P R O X Y

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held in the Glenwood Room of the Los Angeles Omni Hotel, 930 Wilshire Boulevard, Los Angeles, California 90017, on Wednesday, May 22, 1996, at 10:00 A.M., Pacific Daylight Time.

        The undersigned hereby appoints Ernest O. Ellison and Ronald E. Robison, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Annual Meeting, and at all adjournments thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undesigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

        Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in Proposal 1 and FOR Proposals 2 and 3.

                        (Continued and to be signed and dated on the other side)

                        TCW CONVERTIBLE SECURITIES FUND, INC.
                        P.O. BOX 11459
                        NEW YORK, N.Y. 10203-0459